BLACKROCK FUNDS III

BlackRock S&P 500 Stock Fund

(the “Fund”)

SUPPLEMENT DATED FEBRUARY 4, 2014

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2013

Effective immediately, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Master Portfolio Since	Title
Greg Savage, CFA	2008	Managing Director of BlackRock, Inc.
Christopher Bliss, CFA, CPA	2009	Managing Director of BlackRock, Inc.
Alan Mason	2014	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-S&P500-0114SUP